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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 15, 1997



                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      Colorado                     1-9953                 84-0613514
----------------------------       ------               --------------
(State of Organization)       (Commission File No.)     (IRS Employer
                                                      Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309           (303) 792-3111
---------------------------------------------           --------------
(Address of principal executive office and Zip Code     (Registrant's
                                                         telephone no.
                                                      including area code)
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          This Amendment is being filed to note that the original Form 8-K dated
April 24, 1997, reported the exchange of the assets, property and business relating to the Jeffco/Clear Creek Systems for the assets, property and business relating to the Annapolis System as an "Item 2, Acquisition or Disposition of Assets" transaction. The transaction was not required to report as an Item 2 transaction. Therefore, the Form 8-K dated April 24, 1997 is hereby amended as follows:

          1. The heading "Item 2, Acquisition or Disposition of Assets" is hereby deleted in its entirety and "Item 5, Other Events" is substituted therefor.

          2. Paragraphs a. and b. under "Item 7, Financial Statements and Exhibits" are hereby deleted in their entirety.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JONES INTERCABLE, INC.



                                       By: /s/ Elizabeth M. Steele
                                           -----------------------
                                           Elizabeth M. Steele
June 24, 1997                              Vice President and Secretary
(30736)

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